                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 3, 2004


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


        MASSACHUSETTS                    0-25251               04-3447594
-------------------------------      -----------------       -------------
(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)          Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                          02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

         On November 3, 2004, Central Bancorp, Inc. (the "Company") announced its unaudited financial results for its second fiscal quarter and for the six months ended September 30, 2004. For more information, reference is made to the Company's press release dated November 3, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

       (a)   Not applicable.


       (b)   Not applicable.


       (c)   The following exhibit is filed herewith:

             Exhibit 99  Press Release dated November 3, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTRAL BANCORP, INC.



Date: November 4, 2004                   By: /s/ Paul S. Feeley
                                             -----------------------------------
                                             Paul S. Feeley
                                             Senior Vice President, Treasurer
                                                & Chief Financial Officer